Exhibit 32.1

CEO CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gyrodyne Company of America, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Stephen V. Maroney, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: November 6, 2009
	By:	/s/ Stephen V. Maroney
Stephen V. Maroney,
President, Chief Executive Officer and Treasurer